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Exhibit 10.11

CUSTODIAL AGREEMENT

among

ACRC LENDER C LLC
as Borrower,

CITIBANK, N.A.
as Lender,

and

U.S. BANK NATIONAL ASSOCIATION,
as Custodian

Dated as of December 8, 2011

i

EXHIBITS

EXHIBIT 1	COLLATERAL SCHEDULE
EXHIBIT 2	FORM OF TRUST RECEIPT—TRUST RECEIPT
EXHIBIT 3	FORM OF CUSTODIAL IDENTIFICATION CERTIFICATE—CUSTODIAL IDENTIFICATION CERTIFICATE
EXHIBIT 4	REVIEW PROCEDURES
EXHIBIT 5-A	FORM OF REQUEST FOR RELEASE AND RECEIPT
EXHIBIT 5-B	FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT 5-C	FORM OF REQUEST FOR RELEASE (TO THIRD PARTY)
EXHIBIT 5-D	FORM OF REQUEST FOR RELEASE (TO BORROWER)
EXHIBIT 6	AUTHORIZED REPRESENTATIVES OF THE BORROWER
EXHIBIT 7	AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN
EXHIBIT 8	AUTHORIZED REPRESENTATIVES OF THE LENDER
EXHIBIT 9	FORM OF TRANSMITTAL LETTER
EXHIBIT 10	[INTENTIONALLY DELETED]
EXHIBIT 11	LOAN AGREEMENT
EXHIBIT 12	CURRENT FEE SCHEDULE
EXHIBIT 13	FORM OF LOST NOTE AFFIDAVIT

ii

Commercial Tri-Party
Custodial Agreement

CUSTODIAL AGREEMENT

        THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement") dated as of this 8th day of December, 2011, by and among ACRC LENDER C LLC (the "Borrower"), CITIBANK, N.A. (the "Lender"), and U.S. BANK NATIONAL ASSOCIATION, as custodian for the Lender (in such capacity, the "Custodian").

W I T N E S S E T H T H A T:

        WHEREAS, the Borrower and the Lender are parties to a Master Loan and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), a copy of which is attached hereto as Exhibit 11, pursuant to which the Lender has agreed, subject to the terms and conditions of the Loan Agreement, to make revolving credit loans to the Borrower to finance Eligible Loans (as defined therein) owned by the Borrower; and

        WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the parties hereto execute and deliver this Agreement to provide for the appointment of the Custodian as custodian hereunder; and

        WHEREAS, the Lender desires to have the Custodian take possession, from time to time, of the Collateral Files (as defined herein), as the custodian for the Lender in accordance with the terms and conditions hereof; and

        WHEREAS, the Custodian hereby agrees to act as custodian for the Lender for the purposes of receiving and holding the Collateral Files delivered to the Custodian by or on behalf of the Lender, all upon the terms and conditions and subject to the limitations hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Borrower, the Lender and the Custodian hereby agree as follows:

ARTICLE I
DEFINITIONS

        Unless otherwise defined herein, the terms defined in the Loan Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

        "Advance" means a Loan made by Lender to Borrower pursuant to the terms of the Loan Agreement.

        "Affiliate" shall mean with respect to any Person, any "affiliate" of such Person as such term is defined in the United States Bankruptcy Code in effect from time to time.

        "AML Laws" has the meaning specified in Section 3.6 hereof.

        "Asset-Specific Loan Balance" means the unpaid principal amount of an Eligible Loan, or in the case of an Eligible Loan which by its terms requires the funding of future advances by Borrower, the maximum principal amount of such Eligible Loan, in each case, pledged to Lender pursuant to the Loan Agreement.

        "Assignment of Leases and Rents" means the assignment or similar instrument (separate from the related Mortgage) which secures a Note and assigns to the mortgagee the income, rents, profits and the like derived from the ownership, operation or leasing of the related Mortgaged Property.

        "Assignment of Mortgage" means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale and assignment of the Mortgage.

        "Authorized Representative" has the meaning specified in Section 5.4 hereof.

        "Borrower's E-mail Address" means: sephraim@aresmgmt.com or any other and/or additional e-mail address(es) as the Borrower may designate in writing to the parties.

        "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which the banking and savings and loan institutions in the States of New York, or Illinois or the City of New York or Chicago are located are closed, or (iii) a day on which banking institutions in the state in which the Custodian's operations are located and are authorized or obligated by law or executive order to be closed.

        "Closing Counsel" has the meaning assigned thereto in the Loan Agreement.

        "Closing Counsel Exception Report" means a report prepared by Borrower or Closing Counsel and delivered to the Custodian in accordance with Section 2.1(c)(ii) hereof, identifying any documents comprising the Collateral File with respect to each Eligible Loan to be funded, copies of which documents will not be delivered to the Custodian on the Funding Date and setting forth the reason associated therewith.

        "Closing Counsel Letter" has the meaning assigned thereto in the Loan Agreement.

        "Collateral File" means, as to each Eligible Loan, those documents listed in Section 2.1(d) of this Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

        "Collateral Schedule" means a list of the Eligible Loans to be pledged pursuant to the Loan Agreement, attached to a Custodial Identification Certificate, setting forth, as to each Eligible Loan, the applicable information specified on Exhibit 1 to this Agreement.

        "Collateral Schedule and Exception Report" means a list of the Eligible Loans delivered by the Custodian to the Lender, reflecting the Collateral held by the Custodian for the benefit of the Lender, which includes codes indicating any Exceptions with respect to each Eligible Loan listed thereon. Each Collateral Schedule and Exception Report shall set forth (a) the Eligible Loans being pledged to the Lender on any applicable Funding Date as well as any other Collateral previously pledged to the Lender and held by Custodian hereunder, (b) any Collateral that has been released to the Borrower pursuant to Section 2.4 hereof and the date such Collateral has been released and (c) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

        "Custodial Identification Certificate" means the certificate executed by the Borrower in connection with the pledge of an Eligible Loan to the Lender to be held by the Custodian pursuant to this Agreement, a form of which is attached as Exhibit 3 hereto.

        "Custodian's E-mail Address" means: egv.cmbs.requests@usbank.com or any other and/or additional e-mail address(es) as the Custodian may designate in writing to the parties.

        "Delivery Date" means the date on which the Borrower delivers to the Custodian the Collateral Files relating to the Eligible Loan pledged to Lender under the Loan Agreement

        "Eligible Loan" has the meaning assigned thereto in the Loan Agreement.

        "Exception Report" means a report attached to the Custodial Receipt which sets forth any Exceptions.

        "Exceptions" means, with respect to any Eligible Loan, any of the following: (i) the variances from the requirements of Section 2.1(d) hereof with respect to the Collateral Files (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) an Eligible Loan that has been released to the Borrower pursuant to Section 2.4(a) hereof in excess of 14 calendar days or (iv) an Eligible Loan that has been released under any Transmittal Letter in the form of Exhibit 9 and 10 hereto in excess of the time period stated in such Transmittal Letter for release.

        "Funding Date" means the date on which an Advance is made and of which the Custodian has been notified in writing.

        "Last Endorsee" has the meaning specified in Section 2.2(d)(i)(1) hereof.

        "Lender's E-mail Address" means: richard.schlenger@citi.com or any other and/or additional e-mail address(es) as the Lender may designate in writing to the parties.

        "Lender's Collateral Schedule" means a schedule provided by the Lender or the Lender's counsel identifying all documents delivered to the Custodian as part of the Collateral File.

        "Loan Agreement" has the meaning given to such term in the Preliminary Statements.

        "Mortgage" means a mortgage, deed of trust or other instrument securing a Note, which creates a lien on real property securing the Note.

        "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) securing repayment of the debt evidenced by a Note.

        "Mortgagor" means the obligor on a Note.

        "Non-Table Funded" means the financing of an Eligible Loan pursuant to the Loan Agreement that is not Table-Funded.

        "Note" means a Promissory Note evidencing the debt of a related Eligible Loan.

        "Officer's Certificate" means, with respect to any Person that is an individual, a notarized, written statement of that individual and, with respect to any Person other than an individual, a written statement executed by a Responsible Officer of such Person.

        "Opinion of Counsel" means a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

        "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

        "Pledgee" has the meaning specified in Section 5.14 hereof.

        "Proceeds" means whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

        "Promissory Note" has the meaning set forth in Section 2.1(d)(i) hereof.

        "Request for Release" means a request for release of a Collateral File substantially in the form of Exhibit 5-C or 5-D (as applicable), attached hereto, appropriately completed and signed by an Authorized Representative of the Borrower, which may be delivered to the Custodian in electronic (PDF) form.

        "Request for Release and Receipt" means a request for release of a Collateral File substantially in the form of Exhibit 5-A, attached hereto, appropriately completed and signed by an Authorized Representative of the Borrower, which may be delivered to the Custodian in electronic (PDF) form.

        "Request for Release of Documents and Receipt" means a request for release of a Collateral File substantially in the form of Exhibit 5-B, attached hereto, appropriately completed and signed by an Authorized Representative of the Lender and the Borrower, which may be delivered to the Custodian in electronic (PDF) form.

        "Responsible Officer" means, as to any person or entity, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person or any other officer authorized to act on such officer's behalf as demonstrated by the limited liability company operating agreement, bylaws or a certificate of corporate resolution. With respect to the Custodian, Responsible Officer shall mean any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject. For purposes of the definition of "Exception," however, a Responsible officer of the Custodian shall be limited to those officers of the Custodian who are employed in the Custodian's Global Trust Solutions division and who have been assigned to perform services for the Lender and the Borrower pursuant to this Custodial Agreement.

        "Review Procedures" means the procedures set forth on Exhibit 4 attached hereto.

        "Successor Custodian" has the meaning specified in Section 3.2(a) hereof.

        "Table-Funded" means with respect to an Eligible Loan, an Advance by Lender with respect to such Eligible Loan simultaneously with the origination of such Eligible Loan by Borrower.

        "Title Escrow Letter" has the meaning assigned thereto in the Loan Agreement.

        "Trust Receipt" means a custodial receipt substantially in the form of Exhibit 2 attached hereto, which may be in an electronic format (PDF file), delivered to the Lender by the Custodian.

        In the event of a conflict between the defined terms in this Agreement and the Loan Agreement, the defined terms provided in this Agreement shall govern and control.

ARTICLE II
CUSTODY OF COLLATERAL FILES

        Section 2.1.    Appointment of the Custodian; Delivery of Collateral Files.

          (a)   The Borrower and the Lender hereby appoint the Custodian to act as custodian of the Collateral Files delivered from time to time by the Borrower to the Custodian pursuant to this Agreement and the Custodian hereby accepts such appointment, and agrees to render the services provided herein upon the terms and conditions of this Agreement. With respect to each Collateral File which has been or will be delivered to the Custodian, the Custodian shall (I) act exclusively as the bailee of, and custodian for, the Lender, (II) hold all documents constituting such Collateral File received by it for the exclusive use and benefit of the Lender, and (III) make disposition thereof only in accordance with the terms of this Agreement or, after the occurrence and during the continuance of an Event of Default, with written instructions furnished by the Lender (with a copy to Borrower); provided, however, that in the event of a conflict between the terms of this Agreement and the written instructions of the Lender, the Lender's written instructions shall control. The Custodian shall have no liability to any party if it complies with any written instruction of Lender. The Custodian may, in its sole discretion, request clarification from the

  Lender with respect to any of the Lender's written instructions, and shall rely on said clarifications in complying with any written instruction of the Lender.

        Notwithstanding anything herein to the contrary, in the event that more than 5 Collateral Files are to be delivered with respect to any Funding Date, the Custodian shall have such additional time to complete its review of such Collateral Files as agreed between the Custodian and the Borrower. In such event, the Borrower shall deliver the Collateral Files to the Custodian so that the Custodian shall have the time required to complete its review and issue the required Trust Receipts in accordance with the timeframes set forth herein.

          (b)   With respect to "Non-Table Funded" Eligible Loans, by no later than 12:00 p.m., New York City time, two (2) Business Days prior to any Funding Date, unless otherwise agreed to by the parties hereunder, the Borrower shall release to the Custodian the documents and instruments comprising the Collateral File with respect to each Eligible Loan to be pledged to the Lender on such Funding Date, as set forth in Subsection (d) of this Section 2.1, each of which shall be identified in a Collateral Schedule delivered therewith in a computer readable format acceptable to the Borrower and the Custodian, with a copy of such Collateral Schedule delivered to the Lender:

          (c)   With respect to "Table Funded" Eligible Loans:

              (i)  By no later than 2:00 p.m., New York City time, on the Business Day prior to the requested Funding Date, the Borrower shall: (I) deliver a Title Escrow Letter with respect thereto to the Custodian, with a copy to Lender, and (II) deliver a Closing Counsel Letter to Lender, with a copy to the Custodian;

             (ii)  By no later than 1:00 p.m., New York City time, on the Funding Date, the Borrower shall deliver to Custodian and Lender a copy of the original note evidencing the making of an Eligible Loan, and copies of all other documents and instruments comprising the Collateral File, except as identified in the Closing Counsel Exception Report and delivered to Custodian and Lender contemporaneously therewith with respect to each Eligible Loan to be pledged to the Lender on such Funding Date, as set forth in subparagraph (d) of this Section 2.1, each of which shall be identified in a Collateral Schedule delivered together therewith in a computer readable format acceptable to the Borrower, the Lender and the Custodian. Notwithstanding the foregoing, the Borrower agrees to endeavor to deliver such documents to the Custodian as soon as is reasonably practicable prior to the Funding Date; and

            (iii)  By no later than 12:00 p.m., New York City time, on the second Business Day following the applicable Funding Date, the Borrower shall cause the Closing Counsel to deliver to the Custodian the subject Collateral File.

          (d)   The following documents shall constitute the "Collateral File" with respect to each Eligible Loan:

              (i)  The original promissory note evidencing such Eligible Loan (the "Promissory Note") bearing all intervening endorsements, endorsed "Pay to the order of                  without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized person (in the event that the Eligible Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Eligible Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

             (ii)  An original Allonge to the promissory note evidencing such Eligible Loan in blank and signed in the name of the Last Endorsee;

            (iii)  An original of any participation certificate or share certificate relating to the Eligible Loan together with any and all intervening endorsements thereon, endorsed, in blank, on its face or by endorsement or stock power attached thereto (without recourse, representation or warranty, express or implied);

            (iv)  An original of any participation agreement relating to any uncertificated Eligible Loan that is not evidenced by a Promissory Note;

             (v)  The original of the guarantee executed in connection with the Promissory Note;

            (vi)  The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

           (vii)  The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon (or a copy thereof together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required), together with any other recorded document relating to the Eligible Loan otherwise included in the Collateral File;

          (viii)  The original Collateral Assignment of Mortgage and Assignment of Assignment of Leases and Rents (if any) in blank for each Eligible Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Eligible Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Eligible Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]");

            (ix)  The originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals and that such originals have each been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

             (x)  (A) an unconditional commitment to issue a title insurance policy in favor of the Lender and the Lender's successors and/or assigns with respect to the Lender's interest in the related real property and insuring the collateral assignment of the Eligible Loan to the Lender, with an amount of insurance that shall be not less than the related Asset-Specific Loan Balance (taking into account the proposed Loan) or (B) an endorsement or confirmatory letter from the title insurance company that issued the existing title insurance policy, in favor of the Lender and the Lender's successors and/or assigns, that amends the existing title insurance policy by stating that the amount of the insurance is not less than the related Asset-Specific Loan Balance (taking into account the proposed Loan);

            (xi)  The original of any security agreement, chattel mortgage or equivalent document, if any, executed in connection with the Eligible Loan;

           (xii)  The original Assignment of Leases and Rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such copy represents a true and correct copy of the original that has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

          (xiii)  A copy of the UCC-1 financing statements, certified as true and correct by the Borrower, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by a Responsible Officer of the Borrower to have been sent for filing, and UCC-3 assignments authorized by the Borrower for filing, which UCC-3 assignments shall be in form and substance acceptable for filing;

          (xiv)  The original of the environmental indemnity agreement, if any;

           (xv)  The original of the omnibus assignment from the Borrower in blank, which, upon Lender's reasonable request, shall be in form and substance acceptable for recording;

          (xvi)  The original of the general collateral assignment of all other documents held by the Borrower in connection with the Eligible Loan, if any;

         (xvii)  The disbursement letter from the Mortgagor to the original mortgagee, if any;

        (xviii)  An original of the survey of the encumbered property, if any;

          (xix)  A copy of the Mortgagor's opinion of counsel (if any); and

           (xx)  An original of the Mortgagor's certificate or title affidavit, if any.

          (e)   From time to time, the Borrower shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of an Eligible Loan, and upon receipt of any such other documents, subject to the inclusion of these documents within the Custodial Identification Certificate and Collateral Schedule delivered by the Borrower, and the Custodian shall hold such other documents as part of the Collateral File for such Eligible Loan.

          (f)    With respect to any original documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower in time to permit their delivery hereunder at the time required, including, without limitation, the documents referred to in Sections 2(d)(vi)(vii), (ix), (xii) and (xiv) above, in lieu of delivering such original documents, the Borrower shall deliver to the Custodian a true copy thereof with (I) in the case of an Eligible Loan originated by Borrower, an Officer's Certificate of the Borrower certifying that such copy is a true, correct and complete copy of the original, which has been delivered to an escrow agent for recordation in the appropriate governmental recording office where the encumbered property is located, or (II) in the case of an Eligible Loan not originated by the Borrower (x) an Officer's Certificate of the Borrower certifying that, to the best knowledge of Borrower, such copy is a true, correct and complete copy of the original, which has been delivered to an escrow agent for recordation in the appropriate governmental recording office where the encumbered property is located, and (y) either (1) a letter signed by the attorney for the originator of the Eligible Loan, stating that such original documents have been submitted for recording or (2) a letter signed by the escrow agent or title insurance company acknowledging receipt of such original documents for recordation. The Borrower shall deliver such original documents to the Custodian promptly when they are received.

        Section 2.2.    Collateral File Certification.

          (a)   By no later than 2:00 p.m., New York City time two (2) Business Days prior to any Funding Date (with respect to "Non-Table Funded" Eligible Loans) and by no later than 1:00 p.m. New York City time on each Funding Date] (with respect to "Table-Funded" Eligible Loans), the Borrower shall provide the Lender and the Custodian with a Custodial Identification Certificate and a related Collateral Schedule (such information contained on the Collateral Schedule shall be delivered to the Lender and the Custodian in computer-readable form acceptable to all parties) with respect to the Eligible Loans to be pledged to the Lender on such Funding Date. If the Lender and the Custodian have received such Custodial Identification Certificate by the time set forth above, and the Custodian has received a Collateral File for an Eligible Loan identified on the Collateral Schedule attached thereto by the time set forth in Section 2.1(b) or 2.1(c) hereof, as applicable, then on the requested Funding Date (with respect to "Non-Table Funded" Eligible Loans) or on the fourth Business Day following the Funding Date (with respect to "Table-Funded" Eligible Loans), the Custodian will deliver, by e-mail to the Lender's E-mail Address, no later than 3:00 p.m., New York City time, to the Lender a Collateral Schedule and Exception Report for each Eligible Loan pledged hereunder (inclusive of each Eligible Loan pledged on such Funding Date), with Exceptions identified by the Custodian as current as of the date and time of delivery of such Collateral Schedule and Exception Report.

          (b)   [RESERVED].

          (c)   Each Collateral Schedule and Exception Report delivered by the Custodian shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Lender. Each Collateral Schedule and Exception Report shall be superseded by a subsequently issued Collateral Schedule and Exception Report. The delivery of each Collateral Schedule and Exception Report to the Lender shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered pursuant to Section 2.1(d) of this Agreement have been delivered and are in the possession of the Custodian as part of the Collateral File for such Eligible Loan, (ii) all such documents have been reviewed by the Custodian in accordance with the Review Procedures and appear on their face to be regular and to relate to such Eligible Loan, (iii) the amount of the Promissory Note (plus, in the case of an Eligible Loan that is an A-note in an "A/B" structure, the related "B-note" or "B-notes") is the same as the amount specified on the related Mortgage, and based upon a review of the Promissory Note, as set forth in the Collateral Schedule delivered by the Borrower to the Custodian is correct, provided the Custodian shall not be required to perform any calculations to verify any item listed on Exhibit 1 or the Collateral Schedule and (iv) each Eligible Loan identified on such Collateral Schedule and Exception Report is being held by the Custodian as the bailee for the benefit of the Lender and/or its designees pursuant to this Agreement.

          (d)   In connection with any Collateral Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (B) the collectability, insurability, effectiveness or suitability of any such Eligible Loans. Subject to the following sentence, the Borrower and the Lender hereby give the Custodian notice that from and after the Funding Date, the Lender shall have a security interest in each Eligible Loan identified on a Collateral Schedule and Exception Report (notwithstanding the fact that in the case of Table-Funded Eligible Loans the related Collateral Schedule and Exception Reports are not required to be delivered until subsequent to the Funding Date, as contemplated hereby) until such time that the Custodian receives written notice from the Lender that the Lender no longer has a security interest in such Eligible Loan. With respect to "Non-Table Funded" Eligible Loans, in the event that the Lender does not make a Loan to the Borrower prior to 5:00 p.m., New York City time, on such Funding Date, upon notice thereof from the Borrower, acknowledged by the Lender, the Custodian shall hold or release to the Borrower, pursuant to the Borrower's written instructions, the applicable Eligible Loan. In the event that the Lender shall agree, in its sole option, to make a Loan to the Borrower with respect to some, but not all, of the Eligible Loans listed on a Collateral Schedule, such notice from the Borrower (and acknowledged by the Lender pursuant to the immediately preceding sentence) shall indicate those Eligible Loans that will be subject to such Loans.

          (e)   In addition to the foregoing, on the initial Funding Date, (with respect to "Non-Table Funded" Eligible Loans) or on the fourth Business Day after the Initial Funding Date (with respect to the "Table-Funded" Eligible Loans), the Custodian shall deliver to the Lender, no later than 3:00 p.m., New York City time, a Trust Receipt with a Collateral Schedule and Exception Report attached thereto. Each Collateral Schedule and Exception Report delivered by the Custodian to the Lender shall supersede and cancel the Collateral Schedule and Exception Report previously delivered by the Custodian to the Lender hereunder, and shall replace the then existing Collateral Schedule and Exception Report to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Collateral Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Collateral Schedule and Exception Report, then the most recently delivered Collateral Schedule and Exception Report shall control and be binding upon the parties hereto.

        Section 2.3.    Obligations of the Custodian.

          (a)   The Custodian shall maintain continuous custody of all items constituting the Collateral Files in secure facilities, in accordance with customary standards for such custody and shall reflect in its records the interest of the Lender therein. Each Collateral File which comes into the possession of the Custodian shall be maintained in fire-resistant facilities.

          (b)   In the event that (i) the Lender, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Collateral File or a document included within a Collateral File or (ii) a third party shall institute any court proceeding by which any Collateral File or a document included within a Collateral File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law and by any court order, continue to hold and maintain all the Collateral Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, and if permitted by such determination, the Custodian shall dispose of such Collateral File or any document included within such Collateral File as directed in writing by the Lender which shall give a direction consistent with such court determination. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

          (c)   The Lender hereby acknowledges that the Custodian shall not be responsible for the validity or perfection of the Lender's security interest in the Collateral hereunder, other than the Custodian's obligation to take possession of Collateral as set forth in Section 2.1(a) hereof.

        Section 2.4.    Release of Collateral Files.

          (a)   From time to time until the Custodian is otherwise notified in writing by an Authorized Representative of the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Borrower and written authorization of the Lender, to release documentation relating to Eligible Loans in the possession of the Custodian to the Borrower or its designee for the purpose of servicing an Eligible Loan or correcting documentary deficiencies relating thereto against a Request for Release and Receipt executed by the Borrower in the form of Exhibit 5-A hereto. Such Request for Release must also be executed by the Lender in the event that more than 5 Collateral Files would be released following such request. The Custodian shall promptly notify the Lender that it has released documentation relating to any Collateral File to the Borrower or its designee. The Borrower or its designee shall return to the Custodian each document previously released from the Custodian's Collateral File within 14 calendar days of receipt thereof. The Borrower hereby further represents and warrants to the Lender that any such request by the Borrower for release of Collateral shall be solely for the purposes of correcting clerical or other documentation problems, as set forth in the Request for Release and Receipt.

          (b)   From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default and as appropriate for the foreclosure or servicing or payoff of any of the Eligible Loans, the Custodian shall, upon receipt of an e-mail from the Lender to Custodian's E-mail Address attaching an approved Request for Release of Documents and Receipt in the form of Exhibit 5-B hereto from the Borrower (which form shall be sent by the Borrower to the Lender's E-mail Address), release to the Borrower or its designee the related Custodian's Collateral File or the documents set forth in such request and receipt. The Custodian shall promptly notify the Lender and the Borrower via the Lender's E-mail Address and the Borrower's E-mail Address, respectively, that it has released any Collateral File to the Borrower or its designee. The Borrower or its designee shall hold each Collateral File delivered to it pursuant to this Section 2.4(b) as bailee for the Lender. The Borrower or its designee shall, except with respect to an Eligible Loan being paid off, return to the Custodian each document previously released from the Custodian's Collateral File within 14 calendar days of receipt thereof. The Borrower hereby further represents and warrants to the Lender that any such request by the Borrower or its designee for release of Collateral shall be solely for the purposes of foreclosure or servicing of any of the Eligible Loans or as otherwise noted in the Request for Release of Documents and Receipt delivered pursuant to this Section 2.4(b).

          (c)   From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian shall, upon receipt of an e-mail from the Lender to Custodian's E-mail Address attaching an approved Request for Release in the form of Exhibit 5-C hereto from the Borrower (which form shall be sent by the Borrower to the Lender via the Lender's E-mail Address), release the Collateral Files listed on such request to a third-party purchaser for the purpose of resale thereof. The third-party purchaser shall return to the Custodian each document previously released from the Custodian's Collateral File within 14 calendar days of receipt thereof to the extent such sale has not closed within such period and the Proceeds thereof, to the extent of the Loan made by the Lender in respect of such Collateral, have not been credited to the Lender. On such Request for Release, the Borrower shall indicate the Eligible Loans to be sold, the amount of sale Proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, and the preferred method of delivery.

          (d)   Any transmittal of documentation for Eligible Loans in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Exhibit 9 duly completed by the Custodian and executed by the Custodian. Promptly upon the remittance by such third-party purchaser of the full purchase price of the Eligible Loans, the Lender shall notify the Custodian thereof.

          (e)   From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian shall, upon receipt of an e-mail from the Lender to Custodian's E-mail Address attaching an approved Request for Release in the form of Exhibit 5-D hereto from the Borrower (which form shall be sent by the Borrower to the Lender via the Lender's E-mail Address), release to the Borrower the Collateral Files listed on such request as Eligible Loans that have ceased to be Eligible Loans.

          (f)    Following notification by the Lender (which may be by facsimile or by email to Custodian's E-mail Address) to the Custodian that an Event of Default has occurred and is continuing, the Custodian shall not release, or incur any liability to the Borrower or any other Person for refusing to release, any item of Collateral to the Borrower or any other Person without the express prior written consent and at the direction of the Lender.

          (g)   The Custodian shall at all times monitor any release of Collateral under this Section 2.4, and shall track the period of time that has elapsed for any such release of Collateral.

        Section 2.5.    Examination of Collateral Files.

        Upon reasonable prior written notice to the Custodian the Borrower and/or, the Lender or any agent of the Lender may, during normal business hours on any Business Day, inspect or examine the Mortgage Files in the possession of or under the control of the Custodian. The Borrower shall pay all fees, costs and expenses incurred by the Custodian in connection with any such inspection or examination.

        Section 2.6.    Copies of Collateral Documents.

        Upon request of the Borrower with respect to all or a portion of the Eligible Loan, and at the Borrower's cost and expense, the Custodian shall provide such party with copies of requested documents that are part of the Collateral File relating to one or more of the Eligible Loans. Processing volumes and time frames of such requests shall be determined based on the number of documents or Collateral Files for which copies are requested by the Borrower. In no event shall the Custodian be obligated to furnish copies of any Collateral File to any Person unless instructed in writing to do so by, and at the expense of, the Borrower.

        Section 2.7.    Insurance of Custodian.

        At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect, fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Eligible Loans. Upon written request, the Borrower or the Lender shall be entitled to receive from the Custodian a certification executed by an Authorized Representative of the Custodian stating the name of the insurer and a statement that such insurance is in full force and effect.

        Section 2.8.    Statements.

        Upon written request by the Lender or the Borrower, the Custodian shall provide the requesting party with a list of all the Eligible Loans for which the Custodian holds a Collateral File pursuant to this Agreement. Such list may be in the form of a copy of a Collateral Schedule and Exception Report with manual deletions to specifically denote any Eligible Loan added, paid off, liquidated, released or redelivered since the Delivery Date.

 ARTICLE III
CONCERNING THE CUSTODIAN

        Section 3.1.    Fees and Expenses of Custodian.

        The Borrower hereby agrees to pay the Custodian the fees in the amount specified in Exhibit 12 attached hereto and otherwise to reimburse the Custodian in the full amount of all reasonable costs and expenses incurred by the Custodian, including, without limitation, shipping and courier costs, in connection with the performance of its duties under this Agreement. The fee schedule attached as Exhibit 12 hereto shall apply to the Custodian's services until the date of expiration stated on the fee schedule, unless the parties hereto mutually agree upon a different schedule. After the date of expiration, the then existing fee schedule shall apply until the Custodian provides the Borrower with a new fee schedule containing a new date of expiration, which shall replace Exhibit 12 hereto.

        All of the Custodian's fees and expenses shall be due upon receipt of an invoice from the Custodian as stated in Exhibit 12 attached hereto. The Borrower shall notify the Custodian in writing of any disputed fees or expenses within 30 days of the invoice date, specifying the subject matter of the dispute. The obligations of the Borrower to pay the Custodian for such fees and expenses in connection with services provided by the Custodian hereunder shall survive the termination or transfer of this Agreement, and the resignation or removal of the Custodian.

        Section 3.2.    Removal or Resignation of Custodian.

          (a)   The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days' prior written notice to the Borrower and the Lender, provided, however, that such resignation and termination shall not be effective until the appointment of a Successor Custodian and the assumption by such Successor Custodian of the obligations of the Custodian hereunder in accordance with the provisions herein. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a successor custodian, subject to written approval by the Lender which approval shall be in the sole, good faith discretion of the Lender (each successor custodian, a "Successor Custodian"). One original counterpart of such instrument of appointment shall be delivered to each of the Lender, the resigning Custodian and the Successor Custodian.

          (b)   The Borrower, with the consent of the Lender, upon at least 60 days' prior written notice to the Custodian and the Lender, may remove and discharge the Custodian (or any Successor Custodian thereafter appointed) from the performance of its obligations under this Agreement. Promptly after the giving of notice of removal of the Custodian, the Borrower shall appoint, by written instrument, a Successor Custodian, which appointment shall require the approval of the Lender, which approval shall be in the sole discretion of the Lender. One original counterpart of such instrument of appointment shall be delivered to each of the Lender, the Borrower, the Custodian and the Successor Custodian.

          (c)   In the event of any such resignation or removal, the Custodian shall promptly transfer to the Successor Custodian, as directed in writing, all the Collateral Files being administered under this Agreement and, if the endorsements on the Promissory Notes, and the Assignments of Mortgage and/or collateral assignments of the Eligible Loan, as applicable, have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Promissory Notes, to the Successor Custodian or as otherwise directed by the Lender and, in the case of an Eligible Loan that is an "A-note" in an "A/B" structure, enter into such endorsements or assignments of Collateral Documents as the Lender shall reasonably request to effectuate the transfer of such Collateral to such Successor Custodian. The cost of the shipment of Collateral Files arising out of the resignation of the Custodian shall be at the expense of the Borrower; and any cost of shipment arising out of the removal of the Custodian by the Lender or the Borrower shall be at the expense of the party requesting such removal. The Borrower shall be responsible for the fees and expenses of the Successor Custodian and the fees and expenses for endorsing the Promissory Notes and assigning the Mortgages, and entering into such other endorsements and assignments, to the Successor Custodian if required pursuant to this paragraph.

          (d)   In the event that no Successor Custodian shall have been appointed within the 60 day notice period described in Sections 3.2(a) and (b) hereof, the Custodian may either (i) with the consent of Lender (which consent shall not be unreasonably withheld) deliver the Collateral Files to the Lender or its designee upon surrender of all outstanding Trust Receipts or (ii) in the event that the Lender or its designee fails to accept the Collateral Files, petition any court of competent jurisdiction to appoint a Successor Custodian. The Custodian's costs and expense of such petition shall be paid by the Borrower.

        Section 3.3.    Merger or Consolidation of the Custodian.

        Any entity (a) into which the Custodian may be merged or converted or with which it may be consolidated, or (b) that results from any merger, conversion or consolidation to which the Custodian shall be a party, or (c) that purchases all or substantially all of the custodial business of the Custodian, or (d) that succeeds to the custodial business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 3.4.    Limitation of the Custodian's Duties.

        The Custodian shall have no duties or obligations (including any fiduciary duties) other than those specifically set forth herein or as may subsequently be agreed to in writing by the parties hereto. The Custodian:

          (a)   may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel; and shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, unless it shall be provided that the Custodian was grossly negligent in ascertaining the pertinent facts;

          (b)   shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities, provided that this subsection shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth herein;

          (c)   will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, perfectibility, sufficiency, value, genuineness, the ownership or transferability of the Eligible Loans, and will not be required to and will not make any representations as to the validity, value, perfectibility, genuineness, ownership or transferability of the Eligible Loans;

          (d)   may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, facsimile or other document delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; and may rely on and shall be protected in acting upon the written instructions of the Lender and such employees and representatives of the Lender as the Lender may hereinafter designate in writing;

          (e)   shall not be responsible for the validity and perfection of the Lender's security interest in the Eligible Loans hereunder, other than the Custodian's obligation to take possession of the Collateral Files as set forth in Section 2.1(a) hereof, and makes no representation or warranty with respect to the validity, adequacy or perfection of any lien upon or security interest in any Collateral File;

          (f)    shall have no responsibility or duty with respect to any Collateral Files while not in its possession;

          (g)   shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Collateral File;

          (h)   shall not be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgement, consent or any other communication from the Lender;

          (i)    shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses;

          (j)    shall have no duty to qualify to do business in any jurisdiction, other than any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder;

          (k)   shall have no duty to ascertain whether or not any cash amount or payment has been received by the Borrower, the Lender, any purchaser, any seller, or any other third Person;

          (l)    to the extent that, at law or in equity, the Custodian has duties (including fiduciary duties) and liabilities relating thereto to the Borrower or the Lender, as applicable, it is hereby understood and agreed by the Borrower and the Lender, and by any Person claiming by, through or under the applicable party, that, to the fullest extent permitted by law, the Custodian's duties and liabilities are replaced by the duties and liabilities expressly set forth in this Agreement; and

          (m)  except with respect to certain defined terms in the Loan Agreement used herein, shall not be charged with knowledge of or have any duties or obligations in connection with any other document or agreement, including without limitation, the Loan Agreement.

        The provisions of this Section 3.4 shall survive the resignation or removal of the Custodian and the termination or transfer of this Custodial Agreement.

        Section 3.5.    Indemnification and Liability of the Custodian; Force Majeure.

        The Borrower agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder or under any related document or agreement, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian solely as a result of a breach by the Custodian of its obligations hereunder, or gross negligence, bad faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Agreement.

        Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its own breach of this Agreement, gross negligence, bad faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be liable for any special, indirect, incidental, punitive or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

        The Custodian will not have any liability for failure to perform or delay in performing duties set forth herein if the failure or delay is due to an event of force majeure. An event of force majeure is an event or condition beyond the Custodian's control, such as, without limitation, a natural disaster, civil unrest, state of war, or act of terrorism.

        Section 3.6.    Indemnification and Liability of Lender and Borrower.

        In the event that Custodian fails to produce a Note that was in its possession pursuant to Article II hereof within two (2) Business Days after required or requested by Lender or Borrower, and provided that (i) Custodian previously delivered to Lender a Collateral Schedule and Exception Report which did not list such Note as an Exception on the related Funding Date, (ii) such Note is not outstanding pursuant to a Request for Release and Receipt or a Request for Release of Documents and Receipt in the form annexed hereto as Exhibit 5-A or Exhibit 5-B, respectively and (iii) such Note was held by Custodian on behalf of Lender or Borrower, as applicable (a "Custodial Delivery Failure"), then Custodian shall (a) with respect to any missing Note, promptly deliver to Lender or Borrower upon request, a Lost Note Affidavit in the form of Exhibit 13 attached hereto (a "Lost Note Affidavit") and (b) indemnify Lender and Borrower, as applicable, in accordance with the provisions of this Section 3.6.

        Custodian agrees to indemnify and hold Lender and Borrower, and their respective Affiliates, directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, and costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of (i) a Custodial Delivery Failure; or (ii) Custodian's gross negligence, lack of good faith, fraud or willful misconduct. The foregoing indemnification shall survive the termination or assignment of this Agreement and the resignation or removal of Custodian or any Successor Custodian.

        Section 3.7.    Anti-Money Laundering Laws.

        In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("AML Laws"), the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, the Borrower and the Lender agree to provide to the Custodian upon its reasonable request from time to time the Borrower's or the Lender's, as applicable, complete name, address, tax identification number and such other identifying information together with copies of the applicable parties constituting documentation, securities disclosure documentation and such other identifying documentation, each as and to the extent necessary for the Custodian to comply with the AML Laws.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

        Section 4.1.    Representations and Warranties of the Custodian.

        The Custodian represents and warrants to the Lender that:

          (a)   the Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

          (b)   the Custodian has all requisite right and full power and authority to execute and deliver, and to perform its obligations under, this Agreement, and has duly authorized its execution, delivery and performance of this Agreement;

          (c)   no consent or authorization of, filing with, or other act by or in respect of, any governmental authority and no consent of any other Person is required in connection with the execution, delivery performance, validity or enforceability of this Agreement; and

          (d)   this Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

          (e)   No litigation is pending or, to the best of the knowledge of the Custodian, threatened against Custodian that, if determined adversely to Custodian, would prohibit Custodian from entering into this Agreement or that, in Custodian's good faith and reasonable judgment, is likely to materially and adversely affect the ability of Custodian to perform its obligations under this Agreement.

        Section 4.2.    Representations and Warranties of the Borrower.

        The Borrower represents and warrants to the Custodian that:

          (a)   the Borrower is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware and is in good standing under the laws of each state where required in order to perform its obligations hereunder;

          (b)   the Borrower has all requisite right and full power and authority to execute and deliver, and to perform its obligations under, this Agreement, and has duly authorized its execution, delivery and performance of this Agreement;

          (c)   no consent or authorization of, filing with, or other act by or in respect of, any governmental authority and no consent of any other Person is required in connection with the execution, delivery performance, validity or enforceability of this Agreement; and

          (d)   this Agreement has been duly executed and delivered on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

          (e)   No litigation is pending or, to the best of the knowledge of the Borrower, threatened against Borrower that, if determined adversely to Borrower, would prohibit Borrower from entering into this Agreement or that, in Borrower's good faith and reasonable judgment, is likely to materially and adversely affect the ability of Borrower to perform its obligations under this Agreement.

        Section 4.3.    Representations and Warranties of the Lender.

        The Lender represents and warrants to the Custodian that:

          (a)   the Lender is a national banking association duly organized, validly existing, and in good standing under the laws of United States of America and is in good standing under the laws of each state where required in order to perform its obligations hereunder;

          (b)   the Lender has all requisite right and full power and authority to execute and deliver, and to perform its obligations under, this Agreement, and has duly authorized its execution, delivery and performance of this Agreement;

          (c)   no consent or authorization of, filing with, or other act by or in respect of, any governmental authority and no consent of any other Person is required in connection with the execution, delivery performance, validity or enforceability of this Agreement; and

          (d)   this Agreement has been duly executed and delivered on behalf of the Lender and constitutes a legal, valid and binding obligation of the Lender enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law).

          (e)   No litigation is pending or, to the best of the knowledge of the Lender, threatened against Lender that, if determined adversely to Lender, would prohibit Lender from entering into this Agreement or that, in Lender's good faith and reasonable judgment, is likely to materially and adversely affect the ability of Lender to perform its obligations under this Agreement.

ARTICLE V
MISCELLANEOUS

        Section 5.1.    Term of this Agreement.

        Unless terminated as otherwise provided herein, this Agreement shall terminate promptly after the Custodian's receipt of written notice from the Lender of the termination of the Loan Agreement and payment in full of all amounts owing to the Lender thereunder and under the Note. Upon termination of this Agreement, the related Collateral Files will be released by the Custodian in accordance with the Lender's written instructions.

        Section 5.2.    Notices.

        All demands, notices and communications hereunder shall be in writing ("writing" may be accomplished by e-mail if and as expressly provided in this Agreement) and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto or at the Custodian's E-mail Address, as applicable, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. The Custodian's office is located at the address set forth on its signature page hereto, and the Custodian shall notify the Lender and the Borrower if such address should change.

        Section 5.3.    Governing Law.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 5.4.    Authorized Representatives.

        Each individual designated as an authorized representative of the Lender, the Borrower or the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower, the Custodian and the Lender, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Exhibits 6, 7 and 8 hereof, respectively. From time to time, the Lender, the Borrower or the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised Exhibit, change the information previously given pursuant to this Section 5.4, but each of the parties hereto shall be entitled to rely conclusively on the then current Exhibit until receipt of a superseding Exhibit.

        Section 5.5.    Amendment.

        This Agreement may be amended from time to time, but only by written agreement signed by the Borrower, the Lender and the Custodian.

        Section 5.6.    Cumulative Rights.

        The rights, powers and remedies of the Custodian, the Borrower and the Lender under this Agreement shall be in addition to all rights, powers and remedies given to the Custodian, the Borrower and the Lender by virtue of any statute or rule of law, the Loan Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's security interest in the Collateral or the Lender's, the Custodian's or the Borrower's rights under this Agreement.

        Section 5.7.    Assignment; Binding Upon Successors.

        All obligations and rights of the Custodian, the Borrower and the Lender under this Custodial Agreement shall bind and inure to the benefit of the Custodian, the Borrower and the Lender, respectively, and their successors and permitted assigns. Except as permitted under Section 3.3 with regard to the Custodian, neither the Custodian nor the Borrower shall assign its respective obligations or rights under this Agreement without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed).

        Section 5.8.    Entire Agreement; Severability.

        This Agreement contains the entire agreement with respect to the Collateral among the Custodian, the Lender and the Borrower. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

        Section 5.9.    Execution in Counterparts.

        This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 5.10.    Transmission of Collateral Files.

        Prior to any shipment of any Collateral Files and loan documents hereunder, the Borrower shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of Collateral Files or loan documents in the performance of the Custodian's duties hereunder. The Borrower shall arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Collateral Files or loan documents as the Borrower deems appropriate. Such shipments shall be at the sole risk of loss, including without limitation, for loss of the Collateral Files or other documents hereunder, of the Borrower. Without limiting the generality of the provisions of Section 3.5 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Borrower, arising out of actions of the Custodian consistent with the instructions of the Borrower. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service.

        Section 5.11.    Submission to Jurisdiction.

        To the extent, if any, to which any party hereto or any of its respective properties may be deemed to have or hereafter to acquire immunity, on the ground of sovereignty or otherwise, from judicial process or proceeding to enforce this Agreement or to collect amounts due hereunder (including, without limitation, attachment proceedings prior to judgment or in aid of execution) in any jurisdiction, such party hereby waives such immunity and agrees not to claim the same. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and each party irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail return receipt requested, postage prepaid, to such party at its address on the signature page hereof or in any other manner permitted by law, such service to become effective upon the earlier of (i) the date received as evidenced by the appropriate signature on the return receipt requested card or (ii) any earlier date permitted by applicable law.

        Section 5.12.    Waiver of Trial by Jury.

        The parties hereto each knowingly, voluntarily and intentionally waives to the fullest extent permitted by applicable law any right it may have to a trial by jury of any dispute arising under or relating to this Agreement or the transactions contemplated hereby.

        Section 5.13.    Confidentiality.

        The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto may be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by any bank or other regulatory examiner of the Custodian, the Borrower, the Lender or any auditor of the parties hereto, by judicial or administrative process, by applicable law or regulation or by any law enforcement authority. The provisions of this Section 5.13 shall survive the termination of this Agreement.

        Section 5.14.    Pledging of the Eligible Loans by the Lender.

        In connection with a pledge of the Eligible Loans as collateral for an obligation of the Lender, the Lender, to the extent consistent with the Loan Agreement, may pledge its interest in the Collateral Files held by the Custodian for the benefit of the Lender from time to time by delivering written notice to the Custodian and Borrower stating that the Lender has pledged its interest in the identified Eligible Loans and Collateral Files, and the identity of the party to whom the Eligible Loans have been pledged (such party, the "Pledgee"). Upon receipt of such notice from the Lender, the Custodian shall mark its records to reflect the pledge of the Eligible Loans by the Lender to the Pledgee. The Custodian's records shall reflect the pledge of the Eligible Loans by the Lender to the Pledgee until such time as the Custodian receives written instructions from the Lender that the Eligible Loans are no longer pledged by the Lender to the Pledgee, at which time the Custodian shall change its records to reflect the release of the pledge of the Eligible Loans and that the Custodian is holding the Eligible Loans as custodian for, and for the benefit of, the Lender.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, this Agreement was duly executed by the parties hereto as of the day and year first above written.

BORROWER:			Address for Notices to Borrower:
ACRC LENDER C LLC, a Delaware limited liability company			Two North LaSalle Street, Suite 925 Chicago, IL 60602 Attention: Sharon Ephraim Telecopier No.: 312-324-5901 Telephone No.: 312-324-5900
By:	/s/ Timothy B. Smith
	Name:	Timothy B. Smith
	Title:	Vice President
With a copy to:
Two North LaSalle Street, Suite 925 Chicago, IL 60602 Attention: Legal Department Telecopier No.: 312-324-5901 Telephone No.: 312-324-5900

[SIGNATURES CONTINUE ON NEXT PAGE]

CUSTODIAN:			Address for Notices to Custodian:
U.S. BANK NATIONAL ASSOCIATION, as Custodian			MK-IL-SL7M 190 S. LaSalle Street, 7th Floor Chicago, IL 60603 Attention: Jose A. Galarza—Corporate Trust Services Telecopier No.: (312) 332-7993 Telephone No.: (312) 332-7453
By:	/s/ Jose A. Galarza
	Name:	Jose A. Galarza
	Title:	Vice President
Address for Eligible Loan Delivery:
U.S. Bank Corporate Trust Services Document Custody Services Attn: Certification Department 1133 Rankin Street, Suite 100 St. Paul, MN 55116-4117

LENDER:			Address for Notices to the Lender:
CITIBANK, N.A., a national banking association			CITIBANK, N.A. 388 Greenwich Street New York, NY 10013 Attention: Richard Schlenger Telecopier No.: 212-816-8307 Telephone No.: 212-816-7806
By:	/s/ Richard B. Schlenger
	Name:	Richard B. Schlenger
	Title:	Authorized Signatory
With a copy to:
Sidley Austin LLP 787 7th Avenue New York, NY 10019 Attention: Brian Krisberg, Esq. Telecopier No.: (212) 839-5599 Telephone No.: (212) 839-8735

 EXHIBIT 1

COLLATERAL SCHEDULE

        For each Eligible Loan, to the extent applicable, the Borrower shall provide the following information:

    (a)
    Loan Number

    (b)
    Mortgagor Name

    (c)
    Property Address

    (d)
    Original Balance

    (e)
    Maturity Date

Exhibit 1-1

 EXHIBIT 2

FORM OF TRUST RECEIPT

TRUST RECEIPT

(LENDER)
Attention:

                        , 20

Re:	The Custodial Agreement, dated as of December 8, 2011 (the "Agreement"), among ACRC LENDER C LLC, as the Borrower, U.S. BANK NATIONAL ASSOCIATION, as Custodian, and CITIBANK, N.A., as Lender.

Ladies and Gentlemen:

        In accordance with the provisions of Section 2.2(e) of the above-referenced Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Agreement), the undersigned, as the Custodian, hereby certifies as to each item of Collateral described in the attached Collateral Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 2.2(c) of the Agreement.

        The delivery of the attached Collateral Schedule and Exception Report evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each item of Collateral listed herein pursuant to Section 2.1(d) of the Agreement, and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Collateral File for such Collateral, (ii) the Custodian is holding each item of Collateral identified on the Collateral Schedule and Exception Report, pursuant to the Agreement, as the bailee of and custodian for the benefit of the Lender and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Collateral and satisfy the requirements set forth in Section 2.1(d) of the Agreement and the Review Procedures.

        The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Collateral File or (ii) the collectability, insurability, effectiveness or suitability of any such Collateral.

        Each Collateral Schedule and Exception Report covering all Collateral pledged to the Lender, delivered to the Lender by the Custodian shall supersede and cancel the previously delivered Collateral Schedule and Exception Report attached to the Custodial Receipt, and shall control and be binding upon the parties hereto.

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:

Exhibit 2-1

 EXHIBIT 3

FORM OF CUSTODIAL IDENTIFICATION CERTIFICATE

CUSTODIAL IDENTIFICATION CERTIFICATE

        On this            day of                  , 20    , ACRC LENDER C LLC (the "Borrower"), under that certain Custodial Agreement, dated as of December 8, 2011 (the "Agreement"), among the Borrower, U.S. BANK NATIONAL ASSOCIATION, as Custodian, and CITIBANK, N.A., as Lender, does hereby instruct the Custodian to hold, in its capacity as Custodian, the Collateral Files with respect to the Collateral listed on Attachment A hereto, which Collateral shall be subject to the terms of the Agreement as of the date hereof.

        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

        IN WITNESS WHEREOF, the Borrower has caused this Custodial Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

By:
Name:
Title:
Funding Date:

Exhibit 3-1

 Attachment A
to Exhibit 3
to Agreement

PLEDGED COLLATERAL

[ATTACH APPROPRIATE COLLATERAL SCHEDULES]

Exhibit 3-2

 EXHIBIT 4

REVIEW PROCEDURES

        This Exhibit sets forth the Custodian's review procedures for each item listed below delivered by the Borrower pursuant to the Custodial Agreement (the "Agreement") to which this Exhibit is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

        As to each Eligible Loan:

          (a)   The Promissory Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor, or in the case of copies of the Mortgage permitted under Section 2.1(d) of the Agreement, that such copies bear a reproduction of such signature;

          (b)   The original principal amount of the Promissory Note is the same as the amount specified on the related Mortgage;

          (c)   The mortgagee is the same as the payee on the Promissory Note, as applicable;

          (d)   The Mortgage contains a legal description other than address, city and state (however, the Custodian shall have no responsibility with respect to the accuracy of such legal description);

          (e)   The notary section (acknowledgment) is present and attached to the related Mortgage, if any, and is signed;

          (f)    Neither the original Promissory Note nor the copy of the Mortgage, the original Assignment of Mortgage or Collateral Assignment contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

          (g)   The Promissory Note is endorsed in blank by the named holder or payee thereof;

          (h)   Each original Assignment of Mortgage, Collateral Assignment, and any intervening assignment of mortgage appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2.1(d) of the Agreement, that such copies appear to bear a reproduction of such signature of signatures and the Officer's Certificate of the Borrower accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to the Borrower;

          (i)    The date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

          (j)    The notary section (acknowledgment) is present and attached to each intervening assignment and is signed; and

          (k)   Custodian will review and verify the existence of all documents listed on the applicable Custodial Identification Certificate and Lender's Collateral Schedule.

Exhibit 4-1

 EXHIBIT 5-A

FORM OF REQUEST FOR RELEASE AND RECEIPT

REQUEST FOR RELEASE AND RECEIPT

Send to:

egv.cmbs.requests@usbank.com

Fax: 651-695-6101

Date:                , 20

        The undersigned, ACRC LENDER C LLC (the "Borrower"), acknowledges receipt from U.S. BANK NATIONAL ASSOCIATION, acting as bailee of, and custodian for, (in such capacity, the "Custodian") the exclusive benefit of CITIBANK, N.A. (the "Lender") (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of December 8, 2011 (the "Agreement"), among the Borrower, the Custodian, and the Lender), of the following described documentation for the identified Collateral, possession of which is entrusted to the Borrower solely for the purpose of correcting documentary defects relating thereto:

Name of Mortgagor	Loan Number	Note Amount	Loan Document

        It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to the Lender pursuant to the Agreement.

        In consideration of the aforesaid delivery by the Custodian, the Borrower hereby agrees to hold said Collateral in trust for the Lender as provided under and in accordance with all provisions of the

Exhibit 5-A-1

Agreement and the Loan Agreement and to return said Collateral to the Custodian no later than the close of business on the fourteenth (14th) calendar day following the date hereof.

ACRC LENDER C LLC, a Delaware limited liability company
By:
Name:
Title:

Consented to and Authorized:
CITIBANK, N.A., a national banking association
By:
Name:
Title:

Documents returned to Custodian:
U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:
Date:

Exhibit 5-A-2

 EXHIBIT 5-B

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Send to:

egv.cmbs.requests@usbank.com

Fax: 651-695-6101

    Re:
    The Custodial Agreement, dated as of December 8, 2011 (the "Agreement"), among ACRC LENDER C LLC (the "Borrower"), CITIBANK, N.A. (the "Lender") and U.S. BANK NATIONAL ASSOCIATION (the "Custodian").

        In connection with the administration of the Collateral held by you as the Custodian on behalf of Lender, we request the release, to be delivered to [ACRC Lender C LLC, as Borrower] or [ARES Commercial Real Estate Servicer LLC, as servicer for the Borrower (the "Servicer")], of the (Collateral File/[specify documents]) for the Collateral described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:	Ship Files To:
Name:
Address:
Telephone Number:

Collateral Number:

Reason for Requesting Documents (check one)

1.	Loan Paid in Full. (The Borrower hereby certifies that all amounts to the extent of the Loan made by the Lender in respect of such Collateral have been or, within fourteen (14) days hereof, will be credited to the Lender.)
2.
Collateral Liquidated By (The Borrower hereby certifies that all Proceeds of foreclosure, insurance, condemnation or other liquidation to the extent of the Loan made by the Lender in respect of such Collateral have been or, within fourteen (14) days hereof, will be credited to the Lender.)
3.	Collateral in Foreclosure.
4.	Other (explain)

        If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

        It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to the Lender pursuant to the Agreement and the Loan Agreement (as defined in the Agreement).

        In consideration of the aforesaid delivery by the Custodian, the Borrower hereby agrees to hold said Collateral, or cause such Collateral to be held by the Servicer, in trust for the Lender as provided under and in accordance with all provisions of the Agreement and to return said Collateral to the Custodian no later than the close of business on the fourteenth (14th) calendar day following the date hereof.

Exhibit 5-B-1

        The Borrower hereby acknowledges that it shall hold said Collateral, or cause such Collateral to be held by the Servicer, in trust for, and as bailee of, the Lender and shall return said Collateral only to the Custodian.

[LENDER]
By:
Name:
Title:
Date:
[BORROWER]
By:
Name:
Title:
Date:

Acknowledgment of Documents returned to the Custodian:

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:
Date:

Exhibit 5-B-2

 EXHIBIT 5-C

FORM OF REQUEST FOR RELEASE (TO THIRD PARTY)

REQUEST FOR RELEASE

To:

egv.cmbs.requests@usbank.com

Fax: 651-695-6101

Date:                    , 20

        The undersigned, ACRC Lender C LLC (the "Borrower"), requests release from U.S. BANK NATIONAL ASSOCIATION, acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of the Lender (as that term and other capitalized terms not otherwise defined herein are defined in that certain Loan Agreement, dated as of December 8, 2011, between the Borrower and CITIBANK, N.A., as Lender, of the following described documentation for the identified Collateral, possession of which shall be delivered to                            (the "Receiving Party") in connection with the sale thereof. The anticipated closing date for such sale is                            and the anticipated purchase Proceeds shall equal: $                    .

Name of Mortgagor	Loan Number	Note Amount	Loan Document Delivered

Please send the referenced documentation to:

  [NAME OF RECEIVING PARTY]
  [ADDRESS]
  [TELEPHONE:]
  [ATTENTION:]

Please deliver documents to the Receiving Party via                        , accompanied by a transmittal letter in the form of Exhibit 9.

[BORROWER]
By:
Name:
Title:

Exhibit 5-C-1

 EXHIBIT 5-D

FORM OF REQUEST FOR RELEASE (TO BORROWER)

REQUEST FOR RELEASE

To:

egv.cmbs.requests@usbank.com

Fax: 651-695-6101

Date:                        , 20

        The undersigned, ACRC Lender C LLC, (the "Borrower"), requests release from U.S. BANK NATIONAL ASSOCIATION, acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of the Lender (as that term and other capitalized terms not otherwise defined herein are defined in that certain Loan Agreement, dated as of December 8, 2011, between the Borrower, and CITIBANK, N.A., as the Lender, of the Collateral Files for the identified Collateral, possession of which shall be delivered to the Borrower due to the fact that such Collateral is being substituted in exchange for other Eligible Loan:

Name of Mortgagor	Loan Number	Note Amount

Please send the referenced documentation to:

  [BORROWER]
  [ADDRESS]
  [TELEPHONE:]
  [ATTENTION:]

[BORROWER]
By:
Name:
Title:

Acknowledged and Agreed:
[LENDER]
By:
Name:
Title:
Date:

Exhibit 5-D-1

 EXHIBIT 6

AUTHORIZED REPRESENTATIVES OF THE BORROWER

Name	Specimen Signature
John B. Bartling
Bruce R. Cohen
Thomas A. Jaekel
David J. Friedman
Henry J. Bieber
J. Jason Choulochas
Michael D. Weiner
Timothy B. Smith
Richard S. Davis

Exhibit 6-1

 EXHIBIT 7

AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN
[TO BE PROVIDED BY US BANK]

Name	Specimen Signature

Exhibit 7-1

 EXHIBIT 8

AUTHORIZED REPRESENTATIVES OF THE LENDER

Name	Specimen Signature
Richard Schlenger
Brad Bloom
Ana Rosu
Tracey Spritus
Howard Kaplowitz

Exhibit 8-1

 EXHIBIT 9

FORM OF TRANSMITTAL LETTER

TRANSMITTAL LETTER
[CUSTODIAN LETTERHEAD]

[Receiving Party]

        Re:

Ladies and Gentlemen:

        Attached please find those Eligible Loans listed separately on the attached schedule, which Eligible Loans are owned by ACRC LENDER C LLC (the "Borrower") and are being delivered to you for purchase.

        The Eligible Loans comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Loan Agreement, dated as of December 8, 2011, between the Borrower and CITIBANK, N.A., as lender (the "Lender").

        Each of the Eligible Loans is subject to a security interest in favor of the Lender, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Eligible Loans (as set forth on the schedule attached hereto) by wire transfer to the following account of the Lender:

        WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT: [to be provided by the Lender]

        Pending your purchase of each item of Collateral and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Lender. In the event that any item of Collateral is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any item of Collateral be returned to, or sales Proceeds be remitted to, the Borrower. The Collateral must be so returned or sales Proceeds in such amount remitted in full no later than fourteen (14) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

        NOTE:    BY ACCEPTING THE ELIGIBLE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED ELIGIBLE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE

Exhibit 9-1

CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Acknowledged and agreed:	Very truly yours,
(Borrower)	U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:	By:
Name:	Name:
Title:	Title:
Address:

RECEIPT ACKNOWLEDGED: [RECEIVING PARTY]
By:
Name:
Title:
Date:

Exhibit 9-2

 EXHIBIT 10

[Intentionally Deleted.]

Exhibit 10-1

 EXHIBIT 11

LOAN AGREEMENT

[SEE ATTACHED]

Exhibit 11-1

 EXHIBIT 12

[SEE ATTACHED]

Exhibit 12-1

 EXHIBIT 13

FORM OF LOST NOTE AFFIDAVIT

        I, as [            ] (title) of U.S. BANK NATIONAL ASSOCIATION ("Custodian"), am authorized to make this Lost Note Affidavit on behalf of Custodian pursuant to that certain Custodial Agreement, dated as of December 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Custodial Agreement"), among ACRC LENDER C LLC ("Borrower"), Custodian and CITIBANK, N.A. ("Lender"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Custodial Agreement. In connection with the administration of the Eligible Loans held by Custodian on behalf of Lender, [            ] (hereinafter called "Deponent"), being duly sworn, deposes and says that:

          1.     Custodian's address is:

      [CUSTODIAN'S Address]

          2.     Custodian previously delivered to Lender a Collateral Schedule and Exception Report with respect to the [Note] [made by [            ] in favor of [            ], dated [            ] [    ], [20    ], in the principal amount of $[                    ] which did not indicate such Note is missing;

          3.     Such Note was [sold] to Lender by Borrower pursuant to the terms and provisions of a Master Loan and Security Agreement dated and effective as of December 8, 2011;

          4.     Such Note is not outstanding pursuant to a Request for Release of Documents;

          5.     Aforesaid Note (hereinafter called the "Original") has been lost;

          6.     Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

          7.     Custodian was Custodian of the Original at the time of loss; and

          8.     Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to Lender.

          9.     Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee, as provided by [                                    ] or its designee and (ii) the Mortgage which secures the Note, which Mortgage is recorded at [                ].

          10.   Deponent hereby agrees that Custodian shall indemnify and hold harmless Lender, its successors, and assigns, against any cost, loss, liability or damage, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure (as such term is defined in the Custodial Agreement).

Exhibit 13-1

          11.   This Affidavit is intended to be relied on by Lender, its successors, and assigns and [                ] represents and warrants that it has the authority to perform its obligations under this Affidavit.

EXECUTED THIS day of , 20 , on behalf of Custodian by:
Signature
Typed Name

        On this                day of                        , 20    , before me appeared                                    , to me personally know, who being duly sworn did say that she/he is the                                     of                                     , and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said                                acknowledged this instrument to be the free act and deed of said corporation.

  Notary Public in and for the
  State of
  My Commission expires:

Exhibit 13-2

QuickLinks

TABLE OF CONTENTS
CUSTODIAL AGREEMENT
W I T N E S S E T H T H A T
ARTICLE I DEFINITIONS
ARTICLE II CUSTODY OF COLLATERAL FILES
ARTICLE III CONCERNING THE CUSTODIAN
ARTICLE IV REPRESENTATIONS AND WARRANTIES
ARTICLE V MISCELLANEOUS
EXHIBIT 1 COLLATERAL SCHEDULE
EXHIBIT 2 FORM OF TRUST RECEIPT TRUST RECEIPT
EXHIBIT 3 FORM OF CUSTODIAL IDENTIFICATION CERTIFICATE CUSTODIAL IDENTIFICATION CERTIFICATE
  Attachment A to Exhibit 3 to Agreement
PLEDGED COLLATERAL [ATTACH APPROPRIATE COLLATERAL SCHEDULES]
EXHIBIT 4 REVIEW PROCEDURES
EXHIBIT 5-A FORM OF REQUEST FOR RELEASE AND RECEIPT REQUEST FOR RELEASE AND RECEIPT
EXHIBIT 5-B FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT 5-C FORM OF REQUEST FOR RELEASE (TO THIRD PARTY) REQUEST FOR RELEASE
EXHIBIT 5-D FORM OF REQUEST FOR RELEASE (TO BORROWER) REQUEST FOR RELEASE
EXHIBIT 6 AUTHORIZED REPRESENTATIVES OF THE BORROWER
EXHIBIT 7 AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN [TO BE PROVIDED BY US BANK]
EXHIBIT 8 AUTHORIZED REPRESENTATIVES OF THE LENDER
EXHIBIT 9 FORM OF TRANSMITTAL LETTER TRANSMITTAL LETTER [CUSTODIAN LETTERHEAD]
EXHIBIT 10 [Intentionally Deleted.]
EXHIBIT 11 LOAN AGREEMENT [SEE ATTACHED]
EXHIBIT 12 [SEE ATTACHED]
EXHIBIT 13 FORM OF LOST NOTE AFFIDAVIT